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                                                                  EXHBIT  10.27

                                               CONFIDENTIAL TREATMENT REQUESTED


                            SECOND AMENDMENT TO THE
                           SOFTWARE LICENSE AGREEMENT
                                    BETWEEN
                               UNISYS CORPORATION
                                      AND
                        PHOENIX INTERNATIONAL LTD., INC.






         This Second Amendment to the Software License Agreement (this "Amendment") is entered into as of June 30, 1997 (the "Effective Date") by and between Unisys Corporation ("Unisys"), with offices at 7000 Palmetto Park Road, Suite 201, Boca Raton, Florida 33433; and Phoenix International Ltd., Inc. ("Phoenix"), with offices at 500 International Parkway, Heathrow, Florida 32746.

                                WITNESSETH THAT:

         WHEREAS, Phoenix and Unisys entered into that certain Software License Agreement executed on March 16, 1996, as amended on December 27, 1996 (the "License Agreement"); and

         WHEREAS, the parties wish to amend the terms of the License Agreement as more particularly set forth herein (the License Agreement, as amended by this Amendment, being hereinafter referred to as the "Agreement");

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending to be legally bound by the provisions hereof, hereby agree as follows:

I.       A new Section 2.4 shall be added to the Agreement as follows:

2.4 The right and license granted to Unisys pursuant to Section 2.1 of the Agreement, subject to Sections 2.2 and 2.3 of the Agreement, shall hereafter extend to the following new products which are complementary to the Package: the Phoenix ATM Module (the "ATM Module") and the Phoenix TradeFinance Module (the "TradeFinance Module"; collectively, the "New Products"), including related technical and operating documentation. The right and license granted to Unisys with respect to the New Products shall be non-exclusive (and not exclusive) and shall apply in the Territory, The Republic of South Africa, and the Asia-Pacific region as mutually understood by the parties. References in the Agreement to "Territory" shall be construed to include such additional territories, but with respect to the New Products only. Except as otherwise provided in this Amendment (including the foregoing clarifications), references to the "Package" and related "Documentation" in the Agreement shall be construed to include the New Products.

II.      A new Section 6.11 shall be added to the Agreement as follows:

         1) In consideration for the right and license granted in Section 2.4 above with respect to the TradeFinance Module, Unisys shall pay Phoenix an initial royalty fee of ***. Such amount shall be fully earned and non-refundable upon execution of this Amendment and shall be due and payable as provided in Schedule A to this Amendment. Delivery by Phoenix of the TradeFinance Module shall occur on June 30, 1997. Such amount shall be credited toward (a) *** of all


*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.


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         amounts otherwise due under paragraph (2) of this Section 6.11 up to a maximum of *** per sublicense of the TradeFinance Module.

         2) For each sublicense hereafter granted by Unisys to each End User with respect to the TradeFinance Module, Unisys shall pay Phoenix *** for the TradeFinance Module which shall be *** in base license fees plus *** per workstation greater than *** operating the TradeFinance Module for such End User. A workstation is intended to mean an access device such as a operating terminal or similar I/O unit that accesses the TradeFinance Module for productive use.

         3) Phoenix and Unisys shall split *** all maintenance fees for the TradeFinance Module, subject to Phoenix receiving a minimum of *** in annual maintenance fees per End User licensed to use the TradeFinance Module, and a minimum of *** in annual maintenance fees for each workstation operating the TradeFinance Module in excess of *** for any given End User.

III.     A new Section 6.12 shall be added to the Agreement as follows:

         1) In consideration for the right and license granted in Section 2.4 above with respect to the ATM Module, Unisys shall pay Phoenix an initial royalty fee of ***. Such amount shall be fully earned and non-refundable upon execution of this Amendment and shall be due and payable as provided in Schedule A to this Amendment. Delivery by Phoenix of the ATM Module shall occur on June 30, 1997. Such amount shall be credited toward *** of all amounts otherwise due under paragraph (2) of this Section 6.12, up to a maximum of *** per sublicense of the ATM Module.

         2) For each sublicense hereafter granted by Unisys to each End User with respect to the ATM Module, Unisys shall pay Phoenix *** for the ATM Module which shall be deemed to be *** in base license fees plus *** per switch interface greater than *** employing the ATM Module for such End User. A switch interface is intended to mean each communications interface to each switch network, separately counted for VISA, MasterCard, CIRRUS, etc.

         3) Phoenix and Unisys shall split *** all maintenance fees for the TradeFinance Module, subject to Phoenix receiving a minimum of *** in annual maintenance fees per End User licensed to use the ATM Module, and a minimum of *** in annual maintenance fees for each switch interface operating the ATM Module in excess of *** for any given End User.

IV.      A new Section 6.13 shall be added to the Agreement as follows:

         Phoenix will receive *** of the base license fees for the *** sublicenses entered into by Unisys with respect to the Package (not including the New Products). (Such arrangement has no effect on the fees due Phoenix for New Products and other matters, including, without limitation, branch fees, workstation fees, or switch interface fees.)

V.       A new Section 8.6 shall be added to the Agreement as follows:

         Phoenix and Unisys anticipate that (1) Changes may be created by Unisys for distribution solely within the Territory comprising translations, localizations, and customization designed for End


*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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         Users in connection with their sublicense of the Package and the New
         Products ("Localization Changes"), and (2) Unisys may develop yet other software products for use by End Users within the Territory in conjunction with the Package and the New Products, such as additional new modules, plug-ins, and objects ("Further Products"). The Localization Changes and the Further Products are intended to include only that work which is *** and which is not ***. Such
         Localization Changes and Further Products are together referred to as "Unisys Works."

         To the extent that the Unisys Works are based on, derive from, include in whole or in part, or require use of the Package, the new Products, or any other intellectual property rights of Phoenix (the "Underlying Interests"), *** the Underlying Interests shall accordingly depend on other provisions of this Agreement or other agreements reached between the parties with respect thereto, and *** Underlying Interests by virtue of ***.

         Subject to the foregoing, Phoenix agrees that *** associated therewith. Phoenix shall not, by virtue of ***, be construed to have any obligation to market, support, or refrain from ***. Unisys agrees to deliver to Phoenix copies of all of the Unisys Works periodically. Upon Phoenix's request, Unisys shall *** upon terms and conditions mutually acceptable to both Phoenix and Unisys, but in any event *** than the *** upon which Phoenix has licensed the Package to Unisys hereunder, including *** terms.

         For the foregoing ***, Unisys shall pay Phoenix the sum of *** in accordance with Schedule A to this Amendment. Such amount shall be considered fully earned and non-refundable upon execution of this Agreement.

         This Section 8.6 shall constitute a limited exception to the terms of
         Section 8.5 above.

VI.      Section 9.1 shall be replaced in its entirety with the following:

         Training and technical assistance will be provided by Phoenix to Unisys on a basis to be mutually determined. Such training and technical assistance will be in the form of a combination of formal classroom training and on-the-job training during actual implementation of sublicensed End Users.

         Training objectives are described in Addendum F hereto.

VII.     Section 9.7 shall be replaced in its entirety with the following:

         Except for the assignment of *** (or replacement personnel) as provided in Section 9.4 hereof, it is acknowledged that Phoenix shall not be required to travel to the Territory except when Phoenix agrees to do so. Travel and living expenses for *** and any other on-site assistance shall be paid or (in the case of End User reimbursement) provided for by Unisys in accordance with Addendum H.

VIII. Section I.1.C. of Addendum B shall be replaced in its entirety with the following:

         C.       Adjustments


*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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         Unisys may, if it so desires, authorize its country managers (or equivalent) to *** the foregoing base fees on a case-by-case basis by *** (as calculated and determined by type of fee by individual End
         User). With that sole exception, and unless otherwise agreed in writing by Phoenix, if the Gross Proceeds from license fees or branch fees (or, in the case of the New Products, workstation fees or switch interface fees) due from an End User are less than the amounts set forth by applying the appropriate rates in accordance with Section A or B above, then Phoenix shall receive at a minimum an amount equal to *** based on the above minimum license and branch fees (and, in the case of the New Products, workstation fees and switch interface fees), as determined on a per sublicense basis for each category of fees. If the Gross Proceeds from base license fees and branch fees (and, in the case of New Products, workstation fees and switch interface fees) due from an End User exceed the amounts set forth by applying the appropriate rates in accordance with Section A or B above, then Unisys shall be entitled to keep ***.

IX. The second, third, and fourth paragraphs of Part II of Addendum B shall be replaced in their entirety with the following:

         *** from support and/or maintenance fees due from all End Users in connection with the sublicense of the Package.

X.       Section III. of Addendum B shall be deleted in its entirety.

XI. Section IV.3 of Addendum B shall be replaced in its entirety with the following:

         Implementation Assistance

              -    Project Manager             $ ***(2)         $***(2)
              -    Other                       $ ***(2)         $***(2)

XII. A new Addendum H shall be added to the Agreement as set forth in Schedule B.

XIII. If Unisys fails, after using its good faith efforts, to enter into sublicenses for the ATM Module and the TradeFinance Module sufficient for Unisys to apply (toward satisfaction of minimum or actual amounts due Phoenix hereunder which are eligible for the applicable credit(s) as provided above) the credits provided in Sections 6.11(1) above [***] and Section 6.12(1) above [***] within *** from the Effective Date herein, and only after Unisys has completely applied all other credits to which it is entitled under
Section 6.1 of the Agreement, Unisys shall be entitled to apply its remaining credit(s) under this Amendment toward *** otherwise due Phoenix for the Package under the Agreement (but no more than *** in aggregate base and branch license fees per sublicense of an End User).

XIV. Capitalized terms used herein and not otherwise defined shall have the meaning provided in the License Agreement. Except as expressly provided otherwise in this Amendment, the provisions of the License Agreement shall remain in full force and effect.



*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.


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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto, as of the Effective Date shown above.

Phoenix International Ltd., Inc.          Unisys Corporation

By:      /s/ Ralph Reichard               By:      /s/ Jack A. Blaine
   ------------------------------            -------------------------------

         Ralph Reichard                            Jack A. Blaine
---------------------------------         ----------------------------------
Print Name                                Print Name

         President                                 President
---------------------------------         ----------------------------------
Print Title                               Print title





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                                   Schedule A

September 1, 1997                    $***
January 1, 1998                      $***
May 1, 1998                          $***
August 1, 1998                       $***



*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                                                     Schedule B

                           SOFTWARE LICENSE AGREEMENT

                                   ADDENDUM H

                                 TRAVEL POLICY

LODGING: Accommodations shall be selected in accordance with the hotels and the corresponding rates indicated in the Unisys Hotel Directory, whenever possible.

            The itemized hotel bill must be submitted as a receipt.

MEALS: The cost of all meals will be reimbursed on an actual/reasonable basis, except meals provided free of charge on airlines, at hotels, at Unisys facilities, at Unisys sponsored meetings, etc. Meals provided free of charge shall be itemized as such. Any meal cost of *** or greater must be supported with a charge card or otherwise valid receipt.

CAR RENTAL: The rental of an automobile at a rate in excess of major rental agency rates for standard automobiles is prohibited. The itemized car rental agreement form must be submitted as a receipt.

TRAVEL: All personnel must travel *** for air and rail travel. Unisys authorized travel of personnel by private auto shall be compensated at the rate of *** per mile, plus tolls and parking fees. The ticket form for air or rail travel must be submitted as a receipt.

The above information is provided as a guideline and shall be adhered to whenever possible. However, all reasonable, actual expenses incurred which are submitted and supported by appropriate receipts (any expense of *** or greater must be supported with a charge card or otherwise valid receipt) shall be reimbursed.


*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.